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                                                                   Exhibit 10.23

             SECOND AMENDMENT, MODIFICATION AND EXTENSION AGREEMENT

     This Second Amendment, Modification and Extension Agreement ("Second Amendment") is made as of January 28, 2003, among REPUBLIC CREDIT CORPORATION I ("Republic") of Denver, Colorado (Creditor), and MURDOCK COMMUNICATIONS CORPORATION ("MCC") of Cedar Rapids, Iowa, and SILENT WOMAN, L.L.C. ("SW") of Cedar Rapids, Iowa. Republic, MCC, and SW shall collectively be referred to herein as "the Parties".

     WHEREAS, the Parties have previously entered into a Compromise, Settlement and Mutual Release Agreement, ("Settlement Agreement") executed by MCC and SW on June 20, 2002; and

     WHEREAS, Paragraph 7.1 "CLOSING" of the Settlement Agreement contains a deadline of midnight December 31, 2002 for the Closing of the Merger; such deadline is subject to certain extensions pursuant to an Amendment, Modification and Extension Agreement dated as of November 16, 2002 ("First Amendment");

     WHEREAS, the Parties wish to amend the extension provisions of the First Amendment.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Parties hereby agree as follows:

     1. A copy of the Settlement Agreement is attached hereto as Exhibit 1, and incorporated herein by this reference.

     2. A copy of the First Amendment is attached hereto as Exhibit 2 and incorporated herein by this reference.

     3. The last paragraph of Section 7.1 (which was added to Section 7.1 of the Settlement Agreement pursuant to the First Amendment) is deleted in its entirety and replaced with the following:

          "Debtor may seek four one-month extensions (each an "Extension") of the Closing of the Merger upon payment by wire transfer to Republic of the Extension fees set forth below (provided, however, if Debtor fails to seek any Extension as provided for herein, Debtor may not seek any further Extensions):

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               (a) the deadline for Closing of the Merger was extended to
               January 31, 2003, and Republic received the requisite $10,000 extension fee for this Extension;

               (b) the deadline for Closing of the Merger shall be extended to February 28, 2003 upon payment of $10,000 prior to February 1, 2003 (the "February Extension Fee");

               (c) the deadline for Closing of the Merger shall be extended to March 31, 2003 upon payment of $10,000 prior to March 1, 2003 (the "March Extension Fee");

               (d) the deadline for Closing of the Merger shall be extended to April 30, 2003 upon payment of $10,000 prior to April 1, 2003 (the "April Extension Fee");

               (e) Notwithstanding paragraph 3(b) above, MCC and SW may, at their option, elect to postpone payment of the February Extension Fee by giving Republic written notice of such election prior to January 31, 2003. If MCC and SW elect to postpone the February Extension Fee and the Closing of the Merger has not occurred during the month of February 2003, an Extension fee of $25,000.00 shall be paid to Republic prior to the first day of March 2003, which payment shall constitute payment in full of the February Extension Fee and the March Extension Fee. If MCC and SW elect to postpone payment of the February Extension Fee and the Closing of the Merger occurs during the month of February, 2003, the February Extension Fee of $10, 000 shall be payable at the Closing of the Merger.

          If the April Extension Fee is paid and the Closing of the Merger occurs on or after April 1, 2003, but on or prior to April 15, 2003, then Republic shall rebate $5,000.00 of the April Closing Fee to MCC.

          Republic's wiring instructions are as follows:

               Wells Fargo Bank West, NA
               ABA: 102000076
               Account Number: 1448019867
               For further credit to: Republic Credit Corporation I
               Reference: Murdock Communications Corp/000-0875-03/RCCI

     4. The Parties agree that this Second Amendment complies with Paragraph 7.2

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Amendment of the Settlement Agreement, (see Exhibit 1).

     5. The Parties further agree that the Settlement Agreement remains in full force and effect as to all other terms and conditions as contained therein, not expressly amended, modified or extended herein.

     IN WITNESS WHEREOF, the Parties have executed this Second Amendment.

     REPUBLIC CREDIT CORPORATION I


     By: /s/ Robert S. Possehl                                1-27-03
         ----------------------------------                   -------------
             Robert S. Possehl                                     Date
             Vice President


     MURDOCK COMMUNICATIONS CORPORATION


     By: /s/ Wayne Wright                                     1-28-03
         ----------------------------------                   -------------
     Principal Accounting Officer                                  Date


     By: /s/ James Arenson                                    1-28-03
         ----------------------------------                   -------------
             Attorney for MCC                                      Date


     SILENT WOMAN, L.L.C.


     By: /s/ James Arenson                                    1-28-03
         ----------------------------------                   -------------
             James Arenson, Member                                 Date